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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  September 15, 2004

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               0-22141                               38-2606945
       (Commission File Number)       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Changed Since Last Report)
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


         On September 15, 2004 Covansys Corporation issued a press release announcing closing of its previously announced Stock Purchase Agreement with Fidelity Information Services, Inc., a subsidiary of Fidelity National Financial Inc., after it was approved by Covansys shareholders at the company's special meeting held on September 15, 2004 in Detroit, Michigan.

         The transaction also included a recapitalization of the ownership interest held by a fund managed by Clayton, Dublier & Rice, Inc.

         The company also announced that three new directors, William P. Foley II, Frank R. Sanchez and Gary C. Wendt, have joined the Covansys board of directors following the favorable shareholder vote and close of this transaction. These individuals replace Ned Laudenbach, Kevin Conway and Martin Clague as Covansys directors.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             Covansys Corporation

Dated: September 15, 2004

                                             By: /s/ Thomas E. Lindsey
                                             Vice President, Controller
                                             and Chief Accounting Officer
                                             (Principal Accounting Officer)
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                                 EXHIBIT INDEX



        EXHIBIT NO.                    DESCRIPTION
        99.1                Press Release Dated September 15, 2004